Exhibit 10.1

AMENDMENT NO. 4
TO THE
AARON’S, INC.
EMPLOYEES RETIREMENT PLAN AND TRUST

This Amendment No. 4 is made and entered into this 23rd day of April, 2014, by Aaron’s, Inc. (the “Company”).
W I T N E S S E T H:
WHEREAS, the Company maintains the Aaron’s, Inc. Employees Retirement Plan and Trust, as amended and restated effective as of December 31, 2010, and as subsequently amended from time to time (the “Plan”), for the exclusive benefit of its employees and their beneficiaries;
WHEREAS, Article X of the Plan permits the Company to amend the Plan from time to time;
WHEREAS, the Company acquired Progressive Finance Holdings, LLC on April 15, 2014;
WHEREAS, in connection with such acquisition, Progressive Finance Holdings, LLC is an Affiliated Employer and an adopting Employer under the terms of the Plan; and
WHEREAS, the Company desires to amend the Plan effective April 15, 2014, to provide certain Employees with service credit for employment with Progressive Finance Holdings, LLC prior to its acquisition.
NOW, THEREFORE, the Plan is hereby amended as follows:
1.    A new paragraph shall be added to the end of Section 12.3 of the Plan, effective as of April 15, 2014, to read as follows:
Notwithstanding the foregoing, in determining Hours of Service, Years of Service and any period of Employment for any purpose under the Plan, the period of a “Progressive Employee’s” employment with Progressive Finance Holdings, LLC prior to its acquisition by the Company shall be counted for all purposes under the Plan. For purposes of this paragraph, a “Progressive Employee” is an Employee who was employed by Progressive Finance Holdings, LLC as of the date the Company acquired Progressive Finance Holdings, LLC.
Except as amended herein, the provisions of the Plan shall remain in full force and effect.
IN WITNESS WHEREOF, the Company has caused this Amendment No. 4 to be executed by its duly authorized corporate officer and its corporate seal to be hereunto affixed.

AARON’S, INC.

By:	/s/ D. Chad Strickland
D. Chad Strickland
Senior Vice President,
Associate Resources